UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ☐

Check the appropriate box:

⌧	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FORUM FUNDS

(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

 THE BEEHIVE FUND
Three Canal Plaza
Portland, Maine 04101
[January 8, 2024]

Dear Shareholder:

The Board of Trustees (the “Board”) of Forum Funds (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of The BeeHive Fund (the “Fund”), a series of the Trust, to approve a new investment advisory agreement for the Fund (the “New Agreement”) between the Trust and Cannell & Spears LLC (the “Advisor” or “Cannell & Spears”). The Special Meeting is scheduled to be held at the offices of Atlantic Fund Administration, LLC d/b/a/ Apex Fund Services, the Fund’s administrator, Three Canal Plaza, Portland, Maine 04101, on March 1, 2024, at 10:00 a.m., Eastern Time.

For the period July 1, 2019 through December 31, 2023, Spears Abacus Advisors LLC (“Spears”) served as the Fund’s investment advisor pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Spears (the “Original Agreement”). On or about September 15, 2023, Spears communicated to the Board that Spears anticipated entering into a merger agreement with Cannell & Co. (“Cannell”) whereby the owners of Spears and Cannell would become owners of Cannell & Spears LLC (the “Transaction”). The Transaction closed effective December 31, 2023, and, as a result of the Transaction, Spears underwent a change in control that resulted in the assignment and automatic termination of the Original Agreement.

In anticipation of the change in control, and to provide for continuity of management, at a meeting held on December 14, 2023, the Board terminated the Original Agreement, effective immediately prior to the close of the Transaction, and appointed Cannell & Spears as the Fund’s investment adviser pursuant to an interim investment advisory agreement between the Trust, on behalf of the Fund, and Cannell & Spears (the “Interim Agreement”). The Interim Agreement became effective upon the close of the Transaction and termination of the Original Agreement. The Interim Agreement allows Cannell & Spears to serve as the investment advisor to the Fund under terms identical to those provided under the Original Agreement, except for the termination provision. The Interim Agreement will remain in effect until the earlier of (i) 150 days from January 1, 2024, and (ii) the date that the Fund’s shareholders approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Cannell & Spears (“New Agreement”).

The Board also unanimously approved, subject to approval by shareholders, the New Agreement between the Trust, on behalf of the Fund, and the Advisor.  The terms of the New Agreement and services to be provided thereunder are identical to those provided under the Original Agreement, except for the effective date and the name of the Advisor. Under the New Agreement, James E. Breece, Paul F. Pfeiffer, and Daniel J. Wetchler will continue to manage the Fund in the same manner and at the same advisory fee rates payable under the Original Agreement.  The Advisor is an SEC-registered investment advisor owned by certain employees of Cannell & Spears.  The Board recommends that you vote “FOR” the approval of the New Agreement.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET.  NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.  THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE SPECIAL MEETING.  IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN MARCH 1, 2024.  YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET USING THE INSTRUCTIONS SHOWN ON THE PROXY CARD.  IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE CALL AST FUND SOLUTIONS, OUR PROXY SOLICITATION FIRM, TOLL-FREE AT (877) 478-5039.

We appreciate your participation and prompt response and thank you for your continued support of the Fund.

Sincerely,

_____________________________
Zachary Tackett
President, Forum Funds

THE BEEHIVE FUND
Three Canal Plaza
Portland, Maine 04101
_________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

[January 8, 2024]
_________________________

To the Shareholders of The BeeHive Fund:

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of The BeeHive Fund (the “Fund”), a series of Forum Funds (the “Trust”), will be held at the offices of Atlantic Fund Administration, LLC, d/b/a/ Apex Fund Services, the Fund’s administrator, located at Three Canal Plaza, Portland, Maine 04101, on March 1, 2024, at 10:00 a.m., Eastern Time.

The purpose of the Special Meeting is for shareholders of the Fund to consider and act upon the following Proposal:

1.	To approve a new investment advisory agreement for the Fund between the Trust and Cannell & Spears LLC; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Board recommends that shareholders vote “FOR” the Proposal.

The Trust’s Board of Trustees has fixed the close of business on December 29, 2023 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof.  Please carefully read the accompanying Proxy Statement.

By Order of the Board of Trustees,

          __________________________
Lindsey Dorval
Vice President & Secretary, Forum Funds

Portland, Maine
[January 8, 2024]

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO VOTE EITHER (1) ON THE ENCLOSED PROXY, BY DATING AND SIGNING, AND RETURNING IT PROMPTLY IN THE ENVELOPE PROVIDED, (2) BY CALLING (TOLL FREE), THE TELEPHONE NUMBER ON YOUR PROXY CARD, OR (3) BY LOGGING ONTO THE INTERNET ADDRESS ON YOUR PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on March 1, 2024, or any Postponement or Adjournment Thereof.  This Notice and the Proxy Statement are available on the Internet at https://vote.proxyonline.com/Beehive/docs/proxy.pdf. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

Information to Help You Understand and Vote on the Proposal

Q: Why am I receiving these materials?

A:
You are receiving these materials because on December 29, 2023 (the “Record Date”), you owned shares of The BeeHive Fund (the “Fund”).  As a shareholder, you have a right to vote on the proposal to approve a new investment advisory agreement for the Fund (the “Proposal”).

Q: Why am I being asked to vote on the Proposal?

A:
Shareholder approval of the Proposal is being requested in connection with a change in control of Spears Abacus Advisors LLC (“Spears”), the Fund’s previous investment advisor. On December 31, 2023, Spears completed a strategic merger with Cannell & Co. (“Cannell”) whereby the owners of Spears and Cannell became owners of Cannell & Spears LLC (“Cannell & Spears” or the “Advisor”) (the “Transaction”).

The Transaction caused a change in control of Spears within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and resulted in the assignment and automatic termination of the original investment advisory agreement between the Trust, on behalf of the Fund, and Spears dated July 1, 2019 (the “Original Agreement”).

In anticipation of the change in control, and to provide for continuity of management, at a meeting held on December 14, 2023, the Board appointed Cannell & Spears pursuant to an interim investment advisory agreement between the Trust, on behalf of the Fund, and Cannell & Spears (the “Interim Agreement”), which became effective upon the close of the Transaction and termination of the Original Agreement. At the December 14, 2023 meeting, the Board also approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Cannell & Spears (the “New Agreement”), subject to approval by the Fund’s shareholders.

The terms of the Interim Agreement are identical to the terms of the Original Agreement except the Interim Agreement will have a different termination provision. The Interim Agreement will remain in effect until the earlier of (i) 150 days from January 1, 2024, and (ii) the date the Fund’s shareholders approve the New Agreement.

The terms of the New Agreement are identical to the terms of the Original Agreement, except for the name of the Advisor and effective date. Pursuant to applicable law, shareholders of a Fund must approve the New Agreement for it to become effective with respect to that Fund. To ensure that the Advisor can continue to provide the Fund with the same investment management services, your approval of the New Agreement is now requested.

Q: What is the required vote to approve the Proposal?

A:
Approval of the New Agreement requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which means the affirmative vote of the lesser of (a) 67% of the outstanding voting securities of the Fund present at the Special Meeting, if more than 50% of the securities are present or represented by proxy and (b) more than 50% of the outstanding voting securities of the Fund.

Q: Will the Portfolio Managers change as a result of the New Agreement?

A:
No.  The investment personnel at the Advisor who will manage the Fund are the same investment personnel that managed the Fund before the change in control.    The Advisor has advised the Board that there will be no change in the Fund’s portfolio managers as a result of the Transaction, and the Fund will be managed in the same way as prior to the approval of the New Agreement.

Q: Will the Fund’s name change?

A:	No. The Fund’s name will remain The BeeHive Fund.

Q: Will the advisory fee rate payable by the Fund increase under the New Agreement?

A:
No.  The fee rate payable under the New Agreement will be the same as that payable under the Original Agreement and the Interim Agreement. In addition, the Advisor has undertaken to continue the fee waiver currently in effect for the Fund until at least December 31, 2025.

Q: How does the New Agreement differ from the Original Agreement?

A:
The New Agreement is identical to the Original Agreement except for the name of the Advisor and the effective date.  The fee rate charged to the Fund under the New Agreement will be the same as the fee rate charged under the Original Agreement, and no changes are being proposed to the advisory services provided to the Fund.

Q: What will happen if the New Agreement is not approved?

A:
As of January 1, 2024, Cannell & Spears will provide investment advisory services to the Fund for up to 150 days under the Interim Agreement. If sufficient votes are not obtained to approve the New Agreement within 150 days, the Board will take such action as it deems in the best interests of the Fund’s shareholders, which may include adjourning the meeting of the Fund’s shareholders and making a reasonable effort to solicit additional support with respect to the Proposal in order to receive sufficient votes. If, after additional proxy solicitation, the Proposal is not approved, Cannell & Spears may potentially no longer be able to provide advisory services to the Fund. In such case, the Board will consider alternative actions, taking into account the best interests of shareholders, which may include making another advisory arrangement, subject to approval by Fund shareholders, or liquidating the Fund.

Q: Who will pay the expenses associated with the Proxy Statement?

A:
Cannell & Spears will bear the costs, fees and expenses incurred by the Fund in connection with the Proposal, including fees of proxy solicitation firms, accountants and attorneys, the fees and expenses incurred by the Fund in connection with the Transaction, and the meeting fees of the Board for meetings held in connection with the Transaction. The Fund will not bear any fees or expenses arising out of the Transaction.

Q: How does the Board recommend that I vote?

A: After careful consideration, the Board recommends that you vote “FOR” the Proposal.

Q: How do I vote my shares?

A:
Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting by returning the signed and dated proxy card by mail, you may vote by telephone, via the Internet, or in person.  To vote by telephone or the Internet, please follow the instructions listed on your proxy card.  If you plan to attend the Special Meeting and vote in person, please let us know by calling AST Fund Solutions toll-free at (877) 478-5039.

Q: Who do I contact for additional information?

A:
If you have any questions about any of the proxy materials or need assistance voting your shares, please call AST Fund Solutions, our proxy solicitation firm, toll-free at (877) 478-5039. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 a.m. to 10:00 p.m. (Eastern time).

PROXY STATEMENT
TABLE OF CONTENTS	PAGE

INTRODUCTION
PROPOSAL
Background Information
The Interim Agreement
The New Agreement
CONSIDERATIONS OF THE BOARD OF TRUSTEES
INFORMATION ABOUT CANNELL & SPEARS LLC
OTHER MATTERS
ADDITIONAL INFORMATION
Other Fund Service Providers
Reports to Shareholders
INVESTMENT ADVISORY AGREEMENT EXHIBIT A
PROXY CARD…………………………………………………………………………………………. ENCLOSED

PROXY STATEMENT

THE BEEHIVE FUND
Three Canal Plaza
Portland, Maine 04101
____________________

Special Meeting of Shareholders
March 1, 2024
___________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Forum Funds (the “Trust”), on behalf of The BeeHive Fund (the “Fund”), a series of the Trust, to approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Cannell & Spears LLC (the “Proposal”).  The Trust is a registered open-end investment company whose executive offices are located at Three Canal Plaza, Suite 600, Portland, Maine 04101.  Voting of Fund shares will occur at a special meeting of shareholders (the “Special Meeting”) of the Fund to be held at the offices of the Fund’s administrator, Atlantic Fund Administration, LLC d/b/a Apex Fund Services (“Apex”), Three Canal Plaza, Portland, Maine 04101, on March 1, 2024, at 10:00 a.m. (Eastern time), or at any postponement or adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Notice of Special Meeting of Shareholders, this Proxy Statement and the proxy card are first being mailed to shareholders of the Fund on or about [January 8, 2024].  Unless you have instructed otherwise, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a “Household”), even if more than one shareholder in a Household is a Fund shareholder of record. If you need additional copies of this Proxy Statement, if you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund by regular mail to The Beehive Fund, P.O. Box 588, Portland, Maine 04112 or call the Fund toll-free at (866) 684-4915.

The Board has fixed the close of business on December 29, 2023 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof.  As of the Record Date, there were [XX] shares of the Fund outstanding. Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date.  Shares may be voted in person or by proxy. One-third of the outstanding shares of the Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business at the Special Meeting.  All properly executed proxies received on or before March 1, 2024 will be counted at the Special Meeting and any postponement or adjournment thereof in accordance with the instructions marked thereon or otherwise provided therein.  Proxies that are returned improperly marked, illegible, or submitted without specification will be voted in accordance with the Board’s recommendation, which is “FOR” the Proposal.  Proxies received after March 1, 2024 will be counted only if the Special Meeting is postponed or adjourned.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Fund shares represented by abstentions will be counted as present, but not as votes cast at the Special Meeting.  Broker “non-votes” (that is, Fund shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority) will not be treated as shares that are present for quorum purposes and will have no effect on the proposal. The affirmative vote necessary to approve the Proposal is determined with reference to a percentage of voting power of shares present at the Special Meeting.  Specifically, section 15(a) of the Investment Company Act of 1940, as amended (“1940 Act”) requires that a majority of the outstanding voting securities of the Fund approve the Proposal.  Thus, approval of the Proposal by the Fund requires the affirmative vote of the lesser of (a) 67% of the outstanding shares of the Fund present at the Special Meeting in person or represented by proxy, if the holders of more than 50% of the securities are present in person or represented by proxy at the Special Meeting and (b) more than 50% of the outstanding shares of the Fund.  Because of how abstentions are counted for purposes of quorum and approval of the Proposal, abstentions have the same effect as votes “AGAINST” the Proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled “ABSTAIN” will have the same effect as a vote “AGAINST” the Proposal. If a choice is not specified on a properly executed proxy that is returned in time to be voted at the Special Meeting, the proxy will be voted “FOR” the Proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal.  Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Special Meeting and any adjournment thereof.  In that case, the persons named as proxies will vote all proxies that they are entitled to vote for the Proposal as “FOR” such an adjournment, and any proxies required to be voted against the Proposal will be voted “AGAINST” the adjournment.  Abstentions will not be voted “FOR” or “AGAINST” any adjournment and therefore will have the effect of voting “AGAINST” the adjournment.  A shareholder vote may be taken on the Proposal prior to adjournment if sufficient shares are represented in person or by proxy to constitute a quorum and it is otherwise appropriate.

Approval of the Proposal by the Fund requires the affirmative vote of the lesser of (a) 67% of the outstanding shares of the Fund present at the Special Meeting in person or represented by proxy, if the holders of more than 50% of the securities are present in person or represented by proxy at the Special Meeting, and (b) more than 50% of the outstanding shares of the Fund.

You may vote on the Proposal using one of the following options:

By Mail:	Complete the enclosed proxy card (“Proxy Card”) and return it in the postage paid envelope provided.
By Telephone:	Call the toll-free number on your Proxy Card.
By Internet:	Use the Internet address on your Proxy Card.
In Person:	Attend the Special Meeting in person at 10:00 a.m. (Eastern time) on March 1, 2024, at the offices of Apex, Three Canal Plaza, Portland, Maine 04101.

If you plan to vote by mail, you should complete the Proxy Card by:

(1)	Indicating whether you vote “FOR”, “AGAINST”, or “ABSTAIN” from voting on the Proposal by checking the appropriate box on the Proxy Card;

(2) Signing and dating the Proxy Card; and

(3)	Returning the Proxy Card in the enclosed postage-paid envelope.

To change your vote, you may send a written notice of revocation to Apex at Three Canal Plaza, Portland, Maine, 04101, or by personally casting a vote at the Special Meeting.  The written notice of revocation must:

(1)	Identify you;

(2)	State that as a Fund shareholder, you revoke your prior vote; and

(3)	Indicate your approval, disapproval or abstention from voting with respect to the Proposal.

The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust, employees of the Advisor or an independent proxy solicitor employed by the Advisor.  The Advisor will bear all of the costs of the Special Meeting and the preparation, printing and mailing of this Proxy Statement, the solicitation of proxies and the tabulation of the Proxy Cards.  The Fund will not bear any fees or expenses arising out of the Transaction.  AST Fund Solutions is the solicitor, and the estimated costs are approximately $6,600.

PROPOSAL:        APPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN
 FORUM FUNDS AND CANNELL & SPEARS LLC
Background Information

Spears Abacus Advisors LLC (“Spears”), 147 East 48th Street, New York, New York, 10017, has served as the investment advisor of The BeeHive Fund (the “Fund”), a series of Forum Funds (the “Trust”), since its inception pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor most recently dated July 1, 2019 (the “Original Agreement”).

The Original Agreement was approved by the Board of Trustees of Forum Funds (the “Board”) on June 14, 2019.  By its terms, the Original Agreement remained in effect for an initial two-year term from the date of its effectiveness and thereafter for successive annual periods, provided that such continuance was specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and, in either case, by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust) (the “Independent Trustees”).  The Board’s most recent approval of the continuation of the Original Agreement occurred at a meeting held on September 14, 2023 (the “September meeting”).

Under the Original Agreement, Spears received an advisory fee from the Fund at an annual rate equal to 0.75% of the Fund’s average annual daily net assets. For the fiscal year ended December 31, 2022, the fee paid by the Fund to the Advisor under the Original Agreement was approximately $1,097,161.

On December 31, 2023, Spears completed a strategic merger (“Transaction”) with Cannell & Co. (“Cannell”) whereby the owners of Spears and Cannell became owners of Cannell & Spears LLC (“Cannell & Spears” or “Advisor”). The Transaction caused Spears to undergo a change in control, resulting in the assignment and automatic termination of the Original Agreement.

Rule 15a-4 under the Investment Company Act of 1940, as amended (“1940 Act”) permits a fund to enter into an interim advisory agreement with an advisor to manage a fund in the event of a change in control. An interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory services without interruption while it solicits shareholder approval of a new investment advisory agreement.  In anticipation of the change in control, and to provide for continuity of management, at a meeting held on December 14, 2023, the Board appointed Cannell & Spears to serve as the investment adviser to the Fund pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Interim Agreement”) effective upon the close of the Transaction and termination of the Original Agreement. The Interim Agreement allows the Advisor to serve as the investment advisor to the Fund under identical terms as those provided for Spears in the Original Agreement, except for the termination. The Interim Agreement will remain in effect until the earlier of (i) 150 days from January 1, 2024 and (ii) the date that the Fund’s shareholders approve a new investment advisory agreement for the Fund.

At a meeting of the Board held on December 14, 2023, the Board unanimously approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “New Agreement”), subject to approval by the Fund’s shareholders.  The terms of the New Agreement and services to be provided thereunder are substantially the same as those provided under the Original Agreement, other than the Advisor (rather than Spears) being the counterparty to the agreement and the effective date and duration of the Interim Agreement. Furthermore, the advisory fee rate payable by the Fund under the New Agreement is 0.75% of the average daily net assets of the Fund, which is the same advisory fee rate payable by the Fund under the Original Agreement.

The Board recommends that you vote “FOR” the approval of the New Agreement.
The Interim Agreement

The Interim Agreement was approved by the Board, including the Independent Trustees, at a meeting held on December 14, 2023.  The Board, including the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Interim Agreement were equivalent to the scope and quality of services provided under the Original Agreement.  The terms of the Interim Agreement, including the advisory fee to be paid to the Advisor thereunder, are identical in all material respects to those of the Original Agreement, except for the Advisor (rather than Spears) being the counterparty and effective date and duration of the Interim Agreement. The Interim Agreement may be terminated at any time without payment of any penalty (i) by the Board or by a vote of the majority of the outstanding voting securities of the Fund upon ten (10) calendar days’ written notice to the Advisor or (ii) by the Advisor on 60 days’ written notice to the Trust.

Under a separate waiver agreement between Spears and the Trust that ran concurrent with the Original Agreement, Spears agreed to waive a portion of its investment advisory fee or to reimburse Fund expenses as necessary to ensure total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) did not exceed 0.99% of average daily net assets.  The Advisor has agreed to enter into the same waiver agreement for the Fund through the term of the Interim Agreement. As a result, the Fund’s current expense cap will not change during the term of the Interim Agreement. Further, the Advisor has agreed to be responsible for all costs of this solicitation, including the costs of preparing this proxy statement, meeting fees and expenses and fees of counsel to the Trust and the Independent Trustees.
The New Agreement

At a meeting on December 14, 2023, the Board, including the Independent Trustees, unanimously approved the New Agreement, subject to the approval of Fund shareholders.  The terms of the New Agreement, including the fees and services to be provided thereunder, are identical as those provided under the Original Agreement, other than the name of the Advisor and the effective date of the New Agreement.

Under the New Agreement, the Trust will engage the Advisor, subject to the general supervision of the Board, and the Advisor will manage the investment and reinvestment of the assets of the Fund.  The advisory fee rate payable by the Fund under the New Agreement is 0.75% of the average daily net assets of the Fund, which was the advisory fee rate payable by the Fund to the Advisor under the Original Agreement.  In addition, the Advisor has separately agreed to waive a portion of its investment advisory fee or to reimburse Fund expenses under the New Agreement as necessary to ensure that total annual Fund operating expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) do not exceed 0.99% of the average daily net assets through at least December 31, 2025. Accordingly, the Fund’s current expense cap will not change as a result of the Transaction or as a result of the implementation of the New Agreement, if approved by shareholders.

The New Agreement requires the Advisor, among other things, to:

(1)	make decisions with respect to all purchases and sales of securities and other investment assets of the Fund;

(2)	furnish to the Board, which has overall responsibility for the business and affairs of the Trust and the Fund, periodic reports concerning the performance and operation of the Fund;

(3)
maintain records relating to the advisory services rendered to the Fund as required to be maintained by the Trust pursuant to applicable law, including records pertaining to Fund transactions and the placing and allocation of brokerage orders; and

(4)	provide the Fund’s custodian and fund accountant, on each Fund business day, with information relating to all transactions concerning the Fund’s assets.

Consistent with the Original Agreement, the New Agreement permits the Advisor to perform investment advisory services for entities other than the Trust and the Fund.  Also like the Original Agreement, the New Agreement provides that the Advisor will not be liable to the Trust or the Fund for mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Advisor’s duties or obligations under the New Agreement or by reason of the Advisor’s reckless disregard of its duties and obligations under the New Agreement. The New Agreement, like the Original Agreement, provides that the Advisor agrees to indemnify and hold harmless the Trust, the Fund, and their respective employers, agents, trustees, and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys’ fees and expenses) of every nature and character arising out of, or in any way related to, (i) any breach of the Advisor’s obligations under the New Agreement, (ii) any acts or failures to act of the Advisor for which Advisor would be liable under the New Agreement, (iii) any breach of a representation or warranty of the Advisor set forth in the New Agreement, and (iv) claims or demands by any employee, agent, trustee, member or manager of the Advisor in their capacity as such. Neither the Trustees nor the shareholders of the Fund are liable for any obligations of the Trust or the Fund under the New Agreement.  Under the New Agreement, the Advisor agrees that, in asserting any rights or claims thereunder, it will look only to the assets and property of the Trust or the Fund in settlement of such rights or claims and not to the Trustees of the Trust or the shareholders of the Fund.

The New Agreement will be effective for an initial two-year period and thereafter will continue in effect for successive one-year periods, provided that such continuance is approved at least annually by the Board or by a majority vote of the shareholders and, in either case, by a majority of the Independent Trustees.  The New Agreement is terminable, without penalty, (i) by the Board or by a vote of holders of a majority of the voting securities of the Fund on 60 days’ written notice to the Advisor or (ii) by the Advisor on 60 days’ written notice to the Trust.  In addition, the New Agreement may be terminated without notice by the Board if the Board determines, in its discretion and having due regard to the protection of investors, that the services being rendered by the Advisor under the New Agreement fail in a material way to provide responsible management to the Fund as reasonably expected from an investment adviser registered under the 1940 Act.  The New Agreement also provides for automatic termination in the event of its assignment.  The New Agreement may be amended or modified only by a written agreement that is properly authorized and executed by the Trust and the Advisor, and, if required by the 1940 Act, by the vote of the holders of a majority of the outstanding voting securities of the Fund.

The form of the New Agreement is attached hereto as Exhibit A.  You are urged to review the New Agreement in its entirety.

What is the recommendation of the Board?

Based upon its review, the Board has determined that the Proposal is in the best interests of the Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all Independent Trustees present at its December 14, 2023 meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal.  The Board is therefore recommending that the Fund’s shareholders vote “FOR” the Proposal to approve the New Agreement, as discussed in this Proxy Statement.

What is the required vote?

Shareholders of the Fund must approve the New Agreement for it to become effective.  Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the affirmative vote of the holders of the lesser of (a) 67% of the outstanding voting securities of the Fund present at the Special Meeting if more than 50% of the securities are present or represented by proxy, and (b) more than 50% of the outstanding voting securities of the Fund.

What happens if shareholders do not approve the Proposal?

If sufficient votes are not obtained to approve the New Agreement at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies with respect to the Proposal.  Thereafter, if shareholders do not approve the New Agreement within 150 days of the effective date of the Interim Agreement (i.e., January 1, 2024), the Board will take such action as it deems to be in the best interests of the Fund’s shareholders, which may include resubmitting the New Agreement to the shareholders of the Fund or liquidating the Fund.

CONSIDERATIONS OF THE BOARD OF TRUSTEES

At a meeting held on December 14, 2023, the Board including the Independent Trustees, considered the approval of an interim investment advisory agreement and a new investment advisory agreement (together, the “Agreements”) between Cannell & Spears and the Trust, on behalf of the Fund. The Agreements were being considered in anticipation of the termination of the Original Agreement between Spears and the Trust, on behalf of the Fund, due to a prospective change in control of Spears in connection with its completion of a strategic merger.

In preparation for its deliberations in considering the Agreements, the Board requested and reviewed a memorandum from the Advisor with respect to the Transaction.  In addition, the Board considered information provided by Spears, as the Fund’s predecessor investment adviser, at regularly scheduled meetings during the past year. The Board noted that the Original Agreement was most recently renewed for another annual term at the September 2023 meeting and that the Advisor represented that the information provided by Spears in support of the renewal of the Original Agreement, concerning personnel, operations, financial condition, and services to be provided to the Fund, remains unchanged. The Board discussed the materials with Fund counsel and, as necessary, with Apex. The Board also reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Agreements. During its deliberations, the Board received an oral presentation from senior representatives of the Advisor and was assisted by the advice of Independent Trustee counsel.

At the meeting, the Board discussed, among other things, the terms of the Transaction and the Agreements, and considered their possible effects on the Fund and its shareholders. In connection with the Board’s approval of the Agreements, the Board considered, among others, the following factors, but did not identify any single factor as being of paramount importance:

(1)
Assurances from the Advisor that the way that the Fund is managed will not change, that the personnel who currently manage the Fund will continue to do so after the Transaction, and that there is not expected to be any diminution in the nature, quality, and extent of services provided to the Fund;

(2)
That the advisory fee rate under the Interim Agreement and New Agreement was identical to the advisory fee rate under the Original Agreement, and that the Advisor had contractually agreed and would continue to contractually agree to waive its fees or to reimburse Fund expenses to the extent necessary to keep the total expenses of the Fund at or below their current level for at least two years following the Transaction;

(3)	Shareholders of the Fund will not bear any costs relating to the Transaction;

(4)	Information and representations provided by Advisor regarding the Transaction; and

(5)	Other factors described in greater detail below.

Nature, Extent and Quality of Services

The Board recalled that the Original Agreement was most recently renewed for another one-year term at the Board’s September meeting, at which time the Board evaluated the nature, extent and quality of services provided to the Fund. The Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Advisor who, under the Original Agreement had, and under the Agreements would continue to have, principal responsibility for the Fund’s investments. The Board also considered the investment philosophy and decision-making process of those individuals and the capability and integrity of the Advisor’s senior management and staff.

The Board also considered the adequacy of the Advisor’s resources. The Board noted the Advisor’s representations that the Transaction is expected to advance the firm’s strategic growth initiatives and to have no adverse impact on the Advisor’s stable financial condition. The Board also acknowledged the Advisor’s representation that it has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. In this regard, among other considerations, the Board also noted that certain key members of Spears, including those responsible for the overall direction and day-to-day management of the firm, will remain employees of the Advisor and that the Fund will be managed in exactly the same manner following the Transaction. Based on the presentation and the materials provided by the Advisor in connection with the Board’s consideration of the approval of the Agreements, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Interim Agreement and New Agreement.

Performance

The Board referenced the information provided by the Advisor regarding the Fund’s performance, including information as presented by Spears at the September meeting, and noted that the same portfolio managers that managed the Fund at Spears would continue to manage the Fund at the Advisor. The Board reviewed the performance of the Fund compared to its benchmark index, the S&P 500 Index, through June 30, 2023 and considered the Fund’s performance relative to an independent peer group of funds identified by Strategic Insight, Inc. (“Strategic Insight”) as having characteristics similar to the Fund. The Board considered Spears’ explanation that the Fund’s relative underperformance to the benchmark index and Strategic Insight peer group could be attributed, at least in part, to the Fund’s underweight exposure to certain outperforming companies and sectors, relative to each of the benchmark and Strategic Insight peers, during the one-year period ended June 30, 2023. The Board also noted Spears’ representation that its tax-sensitive management of the Fund was believed to have resulted in differences in the performance of the Fund compared to its peers and benchmark. Based on the foregoing, including the Advisor’s representations regarding the Fund’s performance and other applicable considerations, the Board determined that the Fund and its shareholders could benefit from the Advisor’s continued management of the Fund under the Interim Agreement and New Agreement.

Compensation

The Board reviewed the Advisor’s proposed compensation under the Agreements for providing advisory services to the Fund and considered the comparative information presented at the September meeting, which compared the net advisory fee rate and actual total expense ratio of the Fund compared to those of its Strategic Insight peer group. The Board observed that the advisory fee rate under the Interim Agreement and New Agreement was identical to the advisory fee rate under the Original Agreement, and that the Advisor had contractually agreed to waive its fees or to reimburse Fund expenses to the extent necessary to keep the total expenses of the Fund at or below their current level for at least two years following the Transaction. Based on the foregoing and other applicable considerations, the Board concluded that the Advisor’s advisory fee rate to be charged to the Fund under the Interim Agreement and New Agreement was reasonable.

Cost of Services and Profitability

The Board considered information regarding the costs of services and the Advisor’s anticipated profitability with respect to the Fund, including, in particular, the information presented by Spears at the September meeting.  In this regard, the Board considered the Advisor’s representation that the resources devoted to the Fund, as well as the costs and profitability of the Fund remain the same as presented by Spears in connection with the September 2023 renewal.  Based on applicable considerations, the Board concluded that the Advisor’s costs of services and anticipated profits attributable to management of the Fund under the Interim Agreement and New Agreement would be reasonable.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale under the Agreements. In this regard, the Board considered the Fund’s fee structure, asset size, and net expense ratio.  The Board noted the Advisor’s representation that the Fund could potentially benefit from economies of scale if its assets were to increase but that the Fund has a relatively low asset level and the Advisor will continue to waive a portion of its contractual advisory fee in order to keep the Fund’s expenses at or below the agreed-upon expense cap. Based on the foregoing and other applicable considerations, the Board concluded that any existing economies of scale were addressed in the Fund’s expense cap structure and that the information presented was consistent with the approval of the Agreements at current fee levels.

Other Benefits

The Board noted the Advisor’s representation that, aside from its contractual advisory fees, it will not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Advisor from its relationship with the Fund were not a material factor to consider in approving the Agreements.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Interim Agreement and New Agreement, was fair and reasonable in light of the services to be performed, the expenses to be incurred and such other matters as the Board considered relevant.

If shareholders do not approve the New Agreement within 150 days of the effective date of the Interim Agreement (i.e., January 1, 2024), the Board will take such action as it deems in the best interests of the Fund’s shareholders.

Other Legal Considerations under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor that, when a transaction occurs, such as the change in control of Spears, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.

The first condition of Section 15(f) specifies that no “unfair burden” may be imposed on the fund managed by the investment adviser as a result of the transaction, or any express or implied terms, conditions or understandings of it. The term “unfair burden” means any arrangement during the two-year period after the date on which the transaction occurs whereby the investment adviser (or its predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust is not aware of any arrangement relating to the Transaction that might result in the imposition of an “unfair burden” on the Fund. In addition, to avoid an “unfair burden” on the Fund, the Advisor has agreed to waive a portion of its investment advisory fee or to reimburse Fund expenses as necessary to ensure that total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) do not exceed 0.99% of average daily net assets (“Expense Cap”), for a period of at least two years from January 1, 2024 under a new operating expense limitation agreement between the Advisor and the Trust, on behalf of the Fund. Other than the effective date and initial term of the agreement, this operating expense limitation agreement is substantially identical to the operating expense limitation agreement that was in place between the Trust, on behalf of the Fund, and Spears and is designed to avoid the Fund bearing any unfair burden in connection with the Transaction.

The second condition of Section 15(f) specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund’s board be comprised of trustees who are independent of the adviser participating in the transactions. Here, the Board is composed entirely of Independent Trustees (i.e., not “interested persons” as that term is defined under the 1940 Act of the Advisor). Further, the Board expects to meet this requirement for the required three-year period.

The Board, including the Independent Trustees, recommends that the shareholders of the Fund vote “FOR” the Proposal.

INFORMATION ABOUT CANNELL & SPEARS LLC

Cannell & Spears LLC (the “Advisor”) is a limited liability company organized under the laws of the State of Delaware with principal offices located at 545 Madison Avenue, New York, New York, 10022.  The Advisor is an investment advisor registered with the Securities and Exchange Commission.

Set forth below is information about each director, manager and officer of the Advisor, each of whom may be contacted at the Advisor’s principal business address, 545 Madison Avenue, New York, New York, 10022.

Name	Position with Advisor

No officer or director of the Trust is an officer, employee, director, partner or shareholder of the Advisor, nor do they have any material interest in the Advisor or its affiliates.

OTHER MATTERS

No matters other than the Proposal are expected to be presented at the Special Meeting.  If any other matter properly comes before the Special Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

It is anticipated that, following the Special Meeting, the Fund will not hold any meetings of shareholders except as required by Federal law or Delaware state law.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, Lindsey Dorval, c/o Atlantic Fund Administration, LLC d/b/a/ Apex Fund Services, Three Canal Plaza, Portland, Maine 04101, so as to be received a reasonable time before the proxy solicitation for the Special Meeting is made.  Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials.  Inclusion of such proposals is subject to limitations under the Federal securities laws and Delaware law.

The following table reflects the ownership of the Fund’s shares by the Trustees and officers of the Trust as of the Record Date:

Name	Ownership in the Fund as of December 29, 2023
Independent Trustees
David Tucker	None
Mark D. Moyer	None
Jennifer Brown-Strabley	None
Interested Trustees
Karen Shaw	None
Executive Officers
Karen Shaw	None
Zachary Tackett	None
Carlyn Edgar	None
Lindsey Dorval	None

As of the Record Date, the following shareholders beneficially or of record owned more than 5% of the outstanding shares of the Fund.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

ADDITIONAL INFORMATION
Other Fund Service Providers

Apex provides fund administration, fund accounting, and transfer agency services to the Fund and the Trust.  Pursuant to a Services Agreement with the Trust, Apex also provides the Trust with a President, a Chief Financial Officer and a Chief Compliance Officer as well as with certain other compliance services. ACA Foreside, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s principal underwriter.  ACA Foreside is not affiliated with Apex or the Advisor. During the most recently completed fiscal year ended December 31, 2023, no commissions were paid to any affiliated broker.

Reports to Shareholders

The Fund will furnish to shareholders without charge, on request, its semi-annual and annual reports to shareholders for the periods ended June 30, 2023 and December 31, 2023 (once available), respectively. To request either of these reports, please write to the Fund at The BeeHive Fund, P.O. Box 588, Portland, Maine 04112, or call the Fund toll-free at (866) 684-4915.

By Order of the Board of Trustees,

______________________
Lindsey Dorval
Vice President & Secretary, Forum Funds

[January 8, 2024]

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of [DATE], by and between Forum Funds, a Delaware statutory trust, with its principal office and place of business at Three Canal Plaza, Portland, Maine 04101 (the “Trust”), and Cannell & Spears LLC, a Delaware limited liability company, with its principal office and place of business at 545 Madison Avenue, New York, NY 10022 (the “Adviser”).

W I T N E S S E T H :

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto, as may be amended from time to time, (each a “Fund”), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, the Trust and the Adviser hereby agree as follows:

SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Trust hereby employs the Adviser, subject to the supervision of the Board of Trustees of the Trust (the “Board”), to manage the investment and reinvestment of the assets in the Fund and to provide other services as specified herein.  The Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b) In connection therewith, the Trust shall deliver to the Adviser copies of:  (i) the Trust’s Trust Instrument and Bylaws; (ii) the Trust’s Registration Statement and all amendments thereto with respect to the Fund filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or the 1940 Act (the “Registration Statement”); (iii) the Trust’s current Prospectuses and Statements of Additional Information of the Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) each plan of distribution or similar documents adopted by the Trust on behalf of the Fund under Rule 12b-1 of the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all written policies and procedures adopted by the Trust with respect to the Fund that are relevant to the services provided by the Adviser (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing.  In addition, the Trust shall deliver to the Adviser:  (1) a certified copy of the resolutions of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act), appointing the Adviser and any subadviser and approving this Agreement and any subadvisory agreement; (2) a certified copy of the resolution of the Fund’s shareholder(s), if applicable, appointing the Adviser and each subadviser; (3) a copy of all proxy statements and related materials relating to the Fund; (4) a certified copy of the resolution of the Trust electing the officers of the Trust; and (5) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust will promptly furnish the Adviser with all amendments of or supplements to the foregoing except, in the case of item (5) the Trust will provide only those amendments or supplements requested.

(c) The Adviser has delivered to the Trust (i) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”); (ii) a copy of its Certificate of Formation and Limited Liability Company Operating Agreement; (iii) a copy of its compliance manual adopted under Rule 206(4)-7 under the Investment Advisers Act of 1940  (“Advisers Act”); and (iv) a copy of its Form ADV Part I and, if applicable, Form ADV Part II as filed with the SEC.  The Adviser shall promptly furnish the Trust with all amendments of or supplements to any of the foregoing. The Adviser shall also deliver to the Trust any other documents, materials or information that the Trust shall reasonably request.

SECTION 2.  DUTIES OF THE TRUST

In order for the Adviser to perform the services required by this Agreement, the Trust:  (i) shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be required; and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Trust or any service provider to the Trust.

SECTION 3.  DUTIES OF THE ADVISER

Subject to the delegation of any of the following duties to one or more persons as permitted by Section 9 of this Agreement, the Adviser, at its own expense, shall render the following services to the Trust:

(a) The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets and related liabilities on behalf of the Fund consistent with the Fund’s investment objectives, policies and restrictions.  To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund.  In all purchases, sales and other transactions in securities and other investments for the Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting  with respect to securities owned by the Fund (by proxy or otherwise), subject to such proxy voting policies as approved by the Board.  The Adviser shall keep confidential the Fund’s holdings in accordance with the Fund’s policy concerning the disclosure of such holdings.  The Adviser also will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, delayed or conditioned and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust; provided, however, that notwithstanding the foregoing, the Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Adviser;

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may allocate brokerage on behalf of the Fund to one or more broker-dealers who provide research services.  Subject to compliance with Section 28(e), the Adviser may cause the Fund to pay to any broker-dealer that provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients.  The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliated persons.  Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b) The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Adviser, and on its own initiative, or as requested by the Board, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise.  The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Adviser may believe appropriate or as the Board reasonably may request.  In making purchases and sales of securities and other investment assets for the Fund, the Adviser shall comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust’s or the Fund’s policies and procedures, the Registration Statement, the 1940 Act, the 1933 Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws.

(c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser.  No obligation may be incurred on the Trust’s behalf in any such respect.

(d) The Adviser will report to the Board all matters related to the Adviser that are material to the Adviser’s performance of this Agreement.  The Adviser will notify the Trust as soon as reasonably practicable and, where possible, in advance of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser.

(e) The Adviser shall maintain policies and procedures relating to the services it provides to the Trust that are reasonably designed to prevent, detect and correct violations of the federal securities laws as they relate to the Trust, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities.  The Adviser will keep the Board and the Trust’s chief compliance officer (“CCO”) informed of the individual responsible for administering the policies and procedures of the Adviser adopted pursuant to Rule 206(4)-7 under the Advisers Act.  As a service provider to the Trust, the Adviser shall cooperate fully with the CCO in the execution of the CCO’s responsibilities under Rule 38a-1 under the 1940 Act.  The Adviser also shall provide, upon reasonable request, the CCO with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.  Upon the written request of the Trust, the Adviser shall permit the Trust or its representatives to examine the reports required to be made to the Adviser under the Code of Ethics.

(f) The Adviser will maintain records relating to its duties hereunder (including portfolio transactions and placing and allocation of brokerage orders) as are required to be maintained by the Trust under the 1940 Act and in accordance with the Advisers Act.  The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law.  The Adviser agrees that  the books and records pertaining to the Trust and required to be maintained under the 1940 Act that are in possession of the Adviser shall be the property of the Trust.  The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours.  Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(g) The Adviser will cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(h) The Adviser will provide the Trust and the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets and liabilities as the Trust or the Fund’s custodian and fund accountant may reasonably require, including, but not limited to, information required to be provided under the Trust’s Portfolio Securities Valuation Procedures; provided, however, that the Adviser shall not be deemed to be the pricing agent for the Fund.

(i) In the performance of its duties under this Agreement the Adviser will (i) satisfy its fiduciary duties to the Trust, (ii) monitor the Fund’s investments and (iii) comply with the provisions of the Trust’s Declaration of Trust and Bylaws, as amended from time to time, and the applicable tax and regulatory requirements.  The Adviser will make its officers and employees available to the Trust from time to time at reasonable times to review investment policies of the Fund and to consult with regarding the investment affairs of the Fund.

SECTION 4.  COMPENSATION; EXPENSES

(a) In consideration of the foregoing, the Trust shall pay the Adviser, with respect to the Fund, a fee at an annual rate as listed in Appendix A hereto.  Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the fifth business day of each calendar month for services performed hereunder during the prior calendar month.  If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs.  Upon the termination of this Agreement with respect to the Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b) The Adviser may reimburse expenses of the Fund or waive its fees to the extent necessary to maintain the Fund’s expense ratio at an agreed-upon amount for a period of time as may be specified in a separate written of agreement.  The Adviser’s reimbursement of the Fund’s expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust’s payment to the Adviser for such month, if any, and the Adviser hereby authorizes the Trust, upon notice to the Adviser, to setoff any such payment against fees payable to the Adviser pursuant to Section 4(a) hereof.

(c) To the extent prohibited by law, no fee shall be payable hereunder with respect to that portion of Fund assets that are invested in any other account or fund for which the Adviser serves as investment adviser or subadviser and for which the Adviser already receives an advisory fee.

(d) The Trust shall be responsible for and assumes the obligation for payment of all Trust expenses not waived, assumed or agreed to be paid by the Adviser, including, but not limited to: (i) the fee payable under this Agreement; (ii) the fees payable to each administrator under an agreement between the administrator and the Trust; (iii) expenses of issue, repurchase and redemption of Shares; (iv) interest charges, taxes, brokerage fees and commissions, and dividends on short sales; (v) premiums of insurance for the Trust, its trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust’s independent public accountant, custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds’ transmission expenses; (xi) auditing, legal and compliance expenses; (xii) costs of forming the Trust and maintaining its existence; (xiii) costs of preparing, filing and printing the Trust’s Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares and of preparing tax returns; (xvi) costs of reproduction, stationery, supplies and postage; (xvii) fees and expenses of the Trust’s trustees and officers; (xviii) the costs of personnel (who may be employees of the Adviser, an administrator or their respective affiliated persons) performing services for the Trust; (xix) costs of Board, Board committee and other corporate meetings; (xx) SEC registration fees and related expenses; (xxi) state, territory or foreign securities laws registration fees and related expenses; and (xxii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar matters, except, in all such cases, expenses that are waived, assumed or agreed to be paid by the Adviser.

SECTION 5.  STANDARD OF CARE; INDEMNITY

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust.  The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser’s providing false or misleading information to other service providers.  The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys’ fees and expenses) of every nature and character arising out of or in any way related to (i) any breach of the Adviser’s obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such.  The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser’s indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to a Fund as of the date specified in Appendix A hereto following the approval (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of such party, and (ii) if required by the 1940 Act, by a vote of a majority of the Fund’s outstanding voting securities.

(b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness with respect to that Fund and shall continue in effect for successive annual periods thereafter; provided, however,  that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust’s trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided, however, that if the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by applicable law.

(c) This Agreement may be terminated immediately by the Trust with respect to a Fund, without payment of any penalty, if the Board, in its discretion and having due regard to the protection of investors, finds that the services being rendered by the Adviser under this Agreement, fail in a material way to provide responsible management to the Fund or Funds as reasonably expected by an investment adviser registered under the Advisers Act.

(d) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty:  (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser; or (ii) by the Adviser on 60 days’ written notice to the Trust.  This Agreement shall terminate immediately upon its assignment.

SECTION 7.  ACTIVITIES OF THE ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of the Adviser’s directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

SECTION 8.  REPRESENTATIONS OF ADVISER.

The Adviser represents and warrants that it:  (i) is registered as an investment adviser under the Advisers Act (and will continue to be so registered for so long as this Agreement remains in effect); (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (v) will promptly notify the Trust if the Adviser is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (vi) will promptly notify the Trust of any material fact known to the Adviser respecting or relating to the Adviser that would make any written information provided to the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect; (vii) will promptly notify the Trust if the Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Fund.  For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure (or threatened departure) of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality. Notwithstanding the above, the Adviser acknowledges its fiduciary duties to the Fund, including its duties to make full and fair disclosure of all material facts to the Board, particularly where the Adviser’s interests conflict with the Fund’s interests.

SECTION 9.  SUBADVISERS

At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act or who are exempt from registration thereunder ("Subadvisers"). Each Subadviser's employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

SECTION 11.  RIGHTS TO NAME

If the Adviser ceases to act as investment adviser to the Trust or any Fund whose name includes the term “Spears Abacus” or “The BeeHive Fund” (the “Mark”) or if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Trust or any such Fund to a name that does not include the Mark.  The Adviser may from time to time make available without charge to the Trust for the Trust’s use any marks or symbols owned by the Adviser, including marks or symbols containing the Mark or any variation thereof, as the Adviser deems appropriate.  Upon the Adviser’s request in writing, the Trust shall cease to use any such mark or symbol at any time.  The Trust acknowledges that any rights in or to the Mark and any such marks or symbols that may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser.  The Adviser may permit other parties, including other investment companies, to use the Mark in their names without the consent of the Trust.  The Trust shall not use the Mark in conducting any business other than that of an investment company registered under the 1940 Act without the permission of the Adviser.

SECTION 12.  MISCELLANEOUS

(a) Except as permitted by applicable law, no provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

(b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(d) This Agreement shall be construed, performed and enforced in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflicts of law thereof except Sections 5-1401 and 5-1402 of the New York General Obligations Law.  Each of the parties hereto hereby irrevocably agrees that any action or proceeding against it seeking any remedy arising out of this Agreement or any of the transactions contemplated hereby shall be brought only in the United States District Court for the Southern District of New York (or, if such court does not have subject matter jurisdiction over such dispute, in the Supreme Court of the State of New York in and for the County of New York, preserving, however, all rights of removal to a federal court under 28 U.S.C. § 1441), and each party consents to service of process outside the territorial jurisdiction of any such court and will not assert the defense of lack of personal jurisdiction or forum non conveniens in response to any such action or seek to change venue from the forum in which any such action is initially commenced.

(e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

(f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.  Words in the singular include the plural and in the plural include the singular.  The words “including”, “includes”, “included” and “include”, when used, are deemed to be followed by the words “without limitation.”  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund and each other series of the Trust and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund or any other series of the Trust, whether arising under this Agreement or otherwise.

(k) No affiliated person, employee, agent, director, officer or manager of the Adviser shall be liable at law or in equity for the Adviser’s obligations under this Agreement.

(l) The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(n) The Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust’s or Fund’s name that merely refers in accurate and factual terms to the Trust or Fund in connection with Adviser’s role hereunder or that is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld, delayed or conditioned.

(o) Reference to any law is deemed to include the rules and regulations promulgated under or related to the law and any regulatory interpretations or exemptive relief or judicial or similar holdings related to the law.

(p) The provisions of Sections 5, 6, 10, 11 and 12 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

FORUM FUNDS

By:
Zachary Tackett
President

CANNELL & SPEARS LLC

By:
Name
Title

FORUM FUNDS
INVESTMENT ADVISORY AGREEMENT

Appendix A

Fund	Fee as a % of the Annual Average Daily Net Assets of the Fund	Effective Date
The BeeHive Fund	0.75%	[DATE]